October  9, 2002


VIA EDGAR

Securities and Exchange Commission
450 Fifth Street NW
Washington, D.C.  20549



RE:      SAFECO Life Insurance Company
         SAFECO Separate Account SL ("Registrant")
         (File No. 333-30329)

Commissioners:

Attached for filing, pursuant to Rule 497(h) of the Securities Act of 1933, is a copy of the above referenced Registrant's Supplement to the form of Prospectus.

Please acknowledge receipt in the usual manner.

Sincerely,

/s/  Jacqueline M. Veneziani

Jacqueline M. Veneziani
Counsel

Attachment:       Supplement to Form of Prospectus

               Supplement To PREMIER Accumulation Life Prospectus
                        Supplement Dated October 10, 2002
                         To Prospectus Dated May 1, 2002


The last Paragraph of the section titled PREMIUMS on Page 6 is replaced by the following:

Additional premium payments may be made at any time while the policy is in force. Premium payments are normally credited to your policy on the same day as receipt by us, however, check payments mailed to the billing PO Box that are not accompanied by a billing statement, will postpone crediting your policy for up to two business days. In addition, if your premium is received without the necessary information we need to process it, processing delays will occur.

We reserve the right to require satisfactory evidence of insurability before accepting any premium payment that would result in an increase in the net amount of coverage at risk. We will refund any portion of any premium payment we determine to be in excess of the premium limit established by law to qualify the policy as life insurance. We may also require that any existing policy loans be repaid prior to accepting any additional premium payments. See "Loans" in
Section 7-Access to Your Money. Additional premium payments or other changes to the policy can jeopardize a policy's non-modified endowment contract status. We will monitor premiums paid and other policy transactions and will notify you when the non-modified endowment contract status is in jeopardy. See Section 6 - Taxes.



The Following Paragraph is added to the section titled TAXES on Page 12:

SPLIT-DOLLAR POLICIES

Your policy may be issued as part of a corporate split-dollar insurance arrangement. In general, a split- dollar insurance arrangement is between an employer and employee under which the policy benefits are split, and the premiums may be split. In July of 2002, Congress passed the Corporate Responsibility Act of 2002, which banned company loans to executives. Under the Act, corporate split-dollar life insurance arrangements may be considered a prohibited loan. It is unclear at this time, however, if premiums paid in connection with split dollar life insurance arrangements are interest free loans prohibited under the Act. In the event such arrangements are determined to be prohibited under the Act, these policies may be surrendered, resulting in a taxable event to the policy owner. You should consult a competent tax advisor if you believe the Act may affect your policy.